Investment Strategy - Q3 All-Season Tactical Advantage ETF	Dec. 10, 2025
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGIES
Strategy Narrative [Text Block]

Under normal circumstances, the Fund invests primarily in a combination of futures contracts on U.S. equity indexes (“Indexes”), such as the S&P 500 Index and the NASDAQ 100 Index (“Index Futures”), leveraged U.S. equity and fixed-income index ETFs (“Index ETFs”), as well as money market funds or other cash equivalents, U.S. Treasury securities, and short-term bonds (“Fixed Income Investments”). The percentage of the Fund’s net assets invested in Index Futures may fluctuate over time but under normal circumstances is generally expected to represent approximately 10% of the Fund’s net assets based on mark-to-market values. However, the Fund’s notional exposure from a combination of Index Futures and Index ETFs may at times be up to +150%/-150% of the Fund’s net assets due to the use of leverage. Leveraged positions will be taken when certain Signals (examples of which are defined below) indicate sufficient strength or weakness in the Indexes is present. The stronger the Signals, the more leverage will be used. Under normal circumstances, the balance of the Fund’s net assets generally will be invested in Fixed Income Investments in an effort to generate income for the Fund and as collateral for the Index Futures. Fixed Income Investments which the Fund holds may comprise a significant percentage (including 100%) of the Fund’s portfolio during the times when the Adviser determines, based on the process described below, that U.S. equity markets are unattractive for either short or long-term investment.

In managing the Fund, the Adviser utilizes a tactical, systematic strategy that relies on several proprietary algorithmic models (“Models”). Models may also utilize research from unaffiliated, third-party research providers. The Models may incorporate a combination of technical, economic, and fundamental signals, such as market cycle, sentiment analysis, momentum, moving averages and overbought/oversold readings. This is not necessarily an exhaustive list, as the Advisor has the sole discretion to utilize additional proprietary market signals as it deems necessary.

If a preponderance of the Signals are bullish, the Fund may be up to 150% invested in Index Futures and Index ETFs. Conversely, if the preponderance of the Signals are bearish, the Fund may be up to 150% invested in short Index Futures and/or inverse Index ETFs.

The Fund generally takes an inverse position, or exits or reduces, a position when a preponderance of the Signals indicate an environment in which the risk/reward characteristics of the Indexes are deemed to be unfavorable for investment. Generally, a specific inverse Signal utilized by the Fund would have to trigger, or a preponderance of the total Signals would need to register as negative (market not amenable for long investments) for the Fund to take inverse positions.

Trades for the Fund may be short-term in nature (lasting from 1-15 days), depending on prevailing market conditions, which may involve active and frequent trading and high portfolio turnover. However, certain trades could span longer periods of time (in excess of 60 days), depending on market conditions. At times, the Fund’s investments may be indirectly focused on one or more sectors or areas of the economy.